                                                                    EXHIBIT 10.5

                                  L E A S E


                                    FROM

                           THE COSMOPOLITAN BANK OF CHICAGO,
                           Trustee, under trust agreement dated
                           April 21, 1958 and known as
                           Trust number 7527,
                                                            Lessor

                                       TO

                                ANGELO ESPOSITO,
                                                            Tenant










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STATE OF ILLINOIS  )
                   )    SS
COUNTY OF COOK     )


                                   L E A S E

     This agreement, made this 24th day of December, 1958, by and between THE COSMOPOLITAN BANK OF CHICAGO, Trustee, under trust agreement dated April 21, 1958 and known as trust number 7527, party of the first part, hereinafter designated and referred to as the lessor, and ANGELO ESPOSITO, of Oak Park, Cook County, Illinois, party of the second part, hereinafter designated and referred to as the tenant or lessee, witnesseth as follows:

     1. (Term) In consideration of the rents, taxes and assessments to be paid by the tenant, and in consideration of the performance by the tenant of the covenants and agreements by it to be performed, all as hereinafter provided, the party of the first party, lessor, does hereby demise, lease and lets to the tenant, and tenant hereby hires and takes from the party of the first part, lessor, for the term of Fifty (50) years from and including January 1, 1959, through December 31, 2009, to wit:

      Lot 4 in block 25 in Mills and Sons Green Fields Subdivision of the East Half of the South East Quarter and of the South Half of the Northwest Quarter of the South East Quarter and of the South half of the South West Quarter of the Northeast Quarter and of the South half of the South East Quarter of the Northwest Quarter of
      Section 36, Township 40 North, Range 13, East of the Third Principal Meridian, in Cook County, Illinois, commonly known as 1610 Harlem Avenue, Elmwood Park, Illinois and being improved with a one story brick building known as Peter Pan Restaurant together with the hereditaments and appurtenances thereunto belonging or in any wise appertaining thereto. Said premises are leased subject to the terms and conditions of the present lease now existing and running to Peter Pan Restaurant.

     2. (Covenant for Quiet Enjoyment) The lessor hereby covenants and agrees that the tenant shall and will upon the payment of the rents, taxes and assessments and all other sums of money herein provided to be paid by the tenant, and upon fully observing and performing the covenants and agreements herein provided to be observed and performed by the tenant, quietly and peaceably possess and enjoy said above described premises subject only to the terms and conditions of the present lease now existing and running to Peter Pan Restaurant, during the full term of this lease, unless said lease be sooner terminated under and in accordance with any of the provisions therein contained, providing for such termination. Nothing in this lease shall affect the validity of said lease to Peter Pan Restaurant.

     3. (Amount of Rent) The tenant covenants that he will pay to the lessor or lessor's beneficiaries as rent for the said demised premises the following sums and amounts at the times

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and in the manner following, to wit:  An Annual rent of Twenty Thousand
($20,000.00) and no/100 Dollars per year from January 1, 1959 through December 31, 1964; Twenty-two Thousand ($22,000.00) and no/100 Dollars per year from January 1, 1965 through December 31, 1969; Twenty-four Thousand $24,000.00) and no/100 Dollars per year from January 1, 1970 through December 31, 1974; Twenty-six Thousand ($26,000.00) and no/100 Dollars per year from January 1, 1975 through December 31, 1979; and Twenty-eight ($28,000.00) Thousand and no/100 Dollars per year from January 1, 1980 to the expiration of the term created by this lease. It is agreed by the parties hereto that the said sums as hereinabove stated are minimum rentals and sums to be paid by the tenant and the rental sums shall be determined as follows: At the end of every five year period after the commencement of this lease, the value of the purchasing power of the United States Dollar shall be computed in accordance with the National Cost of Living Index setting as a base date, January 1, 1959 and the tenant agrees to pay for subsequent years following such evaluation, such sums for rentals an amount equivalent to the purchasing power of Twenty-Thousand ($20,000.00) Dollars as of the base date, namely, January 1, 1959 or such sums as hereinabove set forth, whichever is greater. Said annual rental shall be paid in annual quarterly installments on the 1st day of each and every January, April, July and October of each year during the full term of this lease. The payment of the quarterly installment is for rental in advance for the quarter following such payment.

     4. (Tenant to Pay Taxes, etc.) The tenant further agrees that he will, as additional rent, pay all water rates, water taxes, real estate taxes and assessments, general and special, or ordinary and extraordinary, of every kind and nature whatsoever (excepting any and all taxes on incomes, gifts, legacies, inheritances, devises, mortgages or conveyances, of the estates of the lessor's beneficiaries in said demised premises) which have been or which shall during said term be levied, assessed or otherwise imposed upon said demised premises, and the building or improvements thereon, or which may hereafter during the said term be erected or constructed thereon, it being understood that the first general taxes to be paid by the tenant shall be the taxes levied for and assessed for the year, 1959, and that the last taxes to be paid by the tenant shall be taxes levied and assessed for the year, 2009. The tenant agrees that he will pay such taxes, impositions and assessments at least five days before any fine, penalty, interest or costs under the laws from time to time in force may be added thereto for the non payment thereof. The tenant shall from time to time deliver to the lessor receipts showing the payment of all such rents, taxes and assessments within 60 days after the respective payments evidenced thereby. It is the intent of this lease that the lessor is to receive the rental above specified net and clear of all costs and charges arising from or relating to said demised premises, and that the tenant is to pay all charges and expenses of every nature that may be imposed upon said demised premises and its appurtenances in any manner during the term of this lease and that may arise during the term of this lease from the use and misuse of said demised premises in any manner.

     5. (Rent to be Paid in U. S. Legal Tender) All payments of rent and all other sums of money that may become due and payable to the lessor or lessor's beneficiaries under the provisions of this lease shall be made by the tenant in legal tender of the United States of America, and it is expressly understood and agreed by and between the parties hereto that no acceptance by the lessor or lessor's beneficiaries of any currency, check or other money of value

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whatsoever in payment of any installment or installments or rent or of any other sum or sums of money that may become due or payable to the lessor under any of the conditions or provisions of this lease shall be construed to be a waiver on the part of the lessor of its right to require the payment of any installment or installments or other moneys thereafter falling due to be made in legal tender of United States of America as above specified. Each of the payments to be made hereunder shall be paid at such places in the County of Cook, Illinois as the lessor shall designate by written notice to be given to the tenant at least 20 days prior to the date on which such payment shall fall due, and whenever such notice is not given to the tenant at least 20 days prior to such payment day the tenant shall make such payment at the place of payment named in the last preceding notice given by the lessor as aforesaid.

     6. (Tenant to at all Times Maintain Buildings on Demised Premises) The tenant agrees that he will at all times during the continuance of this lease keep and maintain in good repair all buildings and improvements on said demised premises and in the event any building or buildings now erected on said demised premises or improvements thereto, or any buildings erected in place thereof are injured or destroyed, the tenant, as soon as the same may be done, will repair such injury, or in case he does not repair the same he will rebuild said building or buildings upon said premises in as good condition and value as they were before such injury or destruction. And the said tenant shall commence such rebuilding or repairing as soon as practicable after such injury or destruction, and complete the same without delay. The tenant further agrees that all necessary moneys received by him as the proceeds of insurance policies against loss by fire or lightning on the buildings and improvements now or hereafter during the term of this lease erected on the said demised premises on account of destruction or injury to same by fire or lightning shall be devoted to repairing or rebuilding such injured or destroyed building or the erection of a new building on the demised premises. All moneys as above received in excess of the amount required to make the repairs or rebuilding as aforesaid shall be paid over to the tenant. All improvements and new buildings shall be of a good and substantial character, suitable to the locality, and such as will not tend to decrease the value of the land hereby leased, and the tenant shall, before making any improvements or erecting any buildings notify the lessor of the contemplated improvement and shall furnish the lessor with a certificate of a competent architect in charge of the work certifying to the cost of such improvement, and the tenant shall also furnish the lessor with a detailed statement of the cost of such improvement, and shall, upon the demand of the lessor, furnish to it for examination the contract or contracts under which the work is done and the vouchers showing the payments made therefor. Notwithstanding the above or any other provisions in this lease, the tenant shall be required to erect or maintain upon said demised premises a building, or buildings in value and cost of the replacement cost of the present building on the demised premises or greater and shall be complete and tenantable and reasonably suitable for use upon said premises: Provided that any building so erected or restored shall provide for automobile parking facilities to the same extent as provided by the present building on the demised premises. Nothing in this paragraph shall restrict the tenant's absolute right to remove, alter or repair said building, provided the conditions of this lease are observed by the tenant.



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     7. (Conditions upon Which Tenant may Destroy Present Building)  The tenant also agrees to maintain the building on said demised premises in a reasonable state of repair at his own expense until he comes to remove the same for the purpose of rebuilding as in this lease provided, and the lessor agrees, when the said tenant shall have given the bond provided for in paragraph 9 of this lease, for the purpose of commencing the removal of said building and erecting any new building or buildings permitted or provided to be erected hereunder, the tenant may wreck the building now upon said premises covering the land on which such new building is to be erected and have the wreckage of such building so to be wrecked and the material therefrom for his own use: Provided, that the erection of any new building shall be done in accordance with the terms and conditions of paragraph 6 of this lease.

     8. (Tenant to Pay for All Labor and Materials and Keep Building or Buildings from Liens) In case of the erection of any building or buildings on said demised premises, or any additions thereto, or of repair, alteration or improvement of any building or buildings now on said demised premises or hereafter placed thereof, the tenant will pay for all labor performed and material furnished in or about such erection, repairs, alterations or improvements, and keep said demised premises and buildings and improvements, thereon at all times free and clear of all liens for labor or materials furnished in and about such erection, repairs, alterations or improvements, and he will defend at his own cost and expense each and every lien asserted or claim filed against said demised premises or buildings or improvements thereon, or any part thereof for labor claimed to have been so performed or material claimed to have been so furnished, and pay each and every judgment made or give against said premises, or any part thereof or the buildings or improvements, thereon or against the lessor or the tenant on account of any such lien, and indemnify and save harmless the lessor and lessor's beneficiaries from all and every claim and action on account of such claim, lien or judgment, arising out of or connected with such act or omission to the tenant, his successors or assigns, or any of his agents, employees or contractors, in or about such erection repairs, alterations or improvements.

     9. (Tenant to Give Indemnity Bond) In case and before the tenant shall commence the erection and building of any building or buildings, herein agreed, provided or permitted to be built by the tenant, on said demised premises, and in case and before the tenant shall at any time commence the erection of any new building or any addition to any building on said demised premises, and before the tenant shall at any time make any repairs or alterations to such building or buildings, the tenant will in each and every case, execute and deliver to said lessor a bond in a sum equal to the architect's estimate of the cost of such building or buildings and such additions, alterations and repairs, which bond shall be executed by the tenant as principal, and by a responsible surety company authorized to do business in the State of Illinois as surety or by other surety or sureties satisfactory to the lessor. Said bond shall be conditioned that the tenant shall proceed forthwith with the erection and complete the erection of said building or buildings or additions within the usual time necessary and customary to complete same from the commencement thereof, and shall also be conditioned for the performance by the tenant of all the agreements contained in paragraph 8 of this lease in so far as they apply to such building, buildings, or additions so about to be erected, or such alterations or repairs so to be made, said bond to be discharged by the lessor upon the completion of said building or buildings free and

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clear of all liens and the expiration of the time within which liens therefore could be asserted. Only one copy of the bond herein provided for and of the architect's certificate and statement of cost of proposed improvements need be furnished by the tenant to the lessor, and said documents may be so furnished by delivery to the party to whom payment of rent is made as provided for in this lease.

     10. (Further Provisions of Indemnity Bond) The tenant further agrees that each and every bond given or furnished in pursuance of paragraph 9 of this lease, in addition to the conditions and provisions provided to be contained therein by paragraph 9 of this lease, shall also contain the following conditions and agreements:

     (1.) That a judgment declaring any claim for labor or material a lien on said land, or any part thereof, or any building, structure or improvement thereon, shall constitute a breach of the conditions of such bond, and that an action may forthwith be maintained on such bond for the amount of said judgment and without the payment of discharge of such judgment by lessor provided that if an appeal is taken from any such judgment, said action by the lessor on said bond shall be stayed for such reasonable time as may be necessary for the determination of said appeal, and if such judgment is reversed said action shall be dismissed without prejudice and without costs and disbursements: and

     (2.) That if in any action a judgment be obtained declaring any claim for labor or materials a lien on said land or any part thereof, or any building, structure or improvement thereon, the proceedings in said action, and the records and files therein, certified by the clerk of the court in which such action is had, shall be conclusive evidence as between the parties hereto of all said proceedings and of all matters in said records and files set forth, with the same force and effect as if said principal and sureties to said action there appeared and defended therein.

     11. (Tenant to Observe Municipal Regulations and Indemnify Lessor or Lessor's Beneficiaries) The tenant covenants that he will erect and at all times keep in safe and good condition and repair and in all respects as now is or may hereafter be prescribed by law, each and every building, structure or improvement now on said demised premises or hereafter placed on said demised premises, and each and every sidewalk, alley, or passageway contiguous or appertaining to said premises, and that he will comply with all provisions of law relating to the equipment, maintenance and use of such buildings, structures and improvements and furnish and pay for at his own expense all and every appliance, safeguard or improvement required by any provision of law of any owner of such buildings, structures or improvements, and will indemnify and save harmless the lessor and lessor's beneficiaries for all and every, demand, action, causes of action and expense, including counsel and attorney's fees, by reason of failure, to do arising out of or in any way connected with any act or omission of the tenant or any of his agents, employees, or contractors in and about the operation, improvement, maintenance, alteration, repair, building or restoration of any of the buildings, structures or improvements now on said demised premises, or hereafter placed upon the demised premises, or any of the sidewalks, alleys or premises, or arising out of or connected with the assertion or filing of any claim, demand or


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lien against any part of said premises, or arising out of or connected with any of the covenants, terms, or provisions of this lease, binding upon or to be observed or performed by the tenant. The tenant covenants with the lessor that during the term of this lease no part of said premises shall be used in such manner as to create a nuisance or for any unlawful purpose.

     12. (Insurance) The tenant agrees that he will at all times during the term of this lease, at his own expense, carry insurance on the building or buildings from time to time on said premises against loss or damage by fire and lightning in the aggregate amount of at least eighty percent. of the insurable value thereof: Provided, however, that the amount of such insurance need not be at any time exceed one hundred per cent. of that part of the value of the buildings which is reasonable susceptible of being damaged or destroyed by fire or lightning; but the amount of such insurance shall never be so small as to make the insured a co-insurer with the insurance company. All such insurance against fire and lightning shall be written and maintained in responsible companies satisfactory to the lessor, and loss thereunder in all such policies shall be made payable in all cases to the lessor, or to a trustee designated as hereinafter provided, as their interest may appear. Said insurance policies shall from time to time as written be delivered to the lessor or to such trustee, the same shall always be so written and delivered at least ten days before the expiration of the prior insurance policies covering the same and the entire proceeds thereof, in case of loss, are to be paid to the lessor, or to such trustee, to be held as collateral security for the payment to the lessor of the rent, taxes and assessments due or that may become due under the terms of this lease and for the payment of any and all obligations of the tenant to the lessor under this lease, and for the repairing, restoration and rebuilding of the building or buildings on account of the injury or destruction of which such insurance moneys have been paid. Out of the proceeds of such insurance policies collected and received by the lessor or by such trustee, there shall be first paid to the lessor, for its own use and benefit all sums then due and payable by the tenant under this lease, or which may become due and payable from the tenant under this lease while said moneys are so held by the lessor, or such trustee, and the surplus of such proceeds, if any, shall be paid by the lessor, or such trustee to the tenant when the tenant shall have repaired or rebuilt such building or buildings so injured or destroyed, so that the same are in as good condition as the same were prior to such injury and destruction, or so that they shall be, when repaired or rebuilt, of the character and value required by the terms of this lease: Provided, however, that no amount shall be so paid to the tenant until after the completion of such repairing or rebuilding and the payment by the tenant for all labor and materials used or furnished in such rebuilding or repairing, and the payment by the tenant of all claims and demands on account of such repairing and rebuilding, and until the tenant has furnished to the lessor or such trustee, satisfactory evidence that all claims and demands for labor or material used or furnished in repairing or rebuilding such building or buildings have been paid in full, and that no claim or lien can accrue or be enforced against such building or buildings or said demised premises on account thereof: Provided, however, that when such repairing or rebuilding of such building or buildings has been completed, and the tenant shall have paid for such repairing or rebuilding to such an entent that the funds in the hands of the lessor, or such trustee, applicable thereto, are sufficient to pay all amounts remaining unpaid on account of material or labor furnished or used in such repairing or rebuilding and leave said building and the demised premises free from all claims, demands, and liens on account of such repairing or rebuilding and

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the tenant shall produce to the lessor or such trustee, satisfactory evidence thereof, then and in such even, but not otherwise, the amounts in the hands of such lessor, or such trustee, applicable thereto as aforesaid, shall be applied by the lessor, or such trustee, for the payment of such claims, demands or liens for labor er material furnished or used in such rebuilding or repairing. It is agreed between the parties hereto, however, that after the tenant shall have furnished to the lessor the bond provided for in paragraphs 9 and 10 of this lease for the rebuilding or repairing of the building or buildings injured or destroyed by fire or lightning, and if such bond is in an amount of not less than the amounts collected on the policies of insurance on account of such injury or destruction, the lessor or said trustee shall, if, in the exercise of a reasonable judgment, they or he deems that the same can be safely done without loss to the lessor, out of the amounts so collected on such policies of insurance (after first payment to the lessor all amounts then due to it), on or before the 10th day of each month, at the request of tenant, pay out to the contractor or contractors, doing such repairing or rebuilding ninety percent. of the amount due for material and labor actually furnished by such contractor or contractors during the month next previous in doing the repairing or rebuilding of the building or buildings so injured or destroyed. The amount so to be paid to be evidenced by the certificate of the architect in charge of the work of rebuilding or repairing, but no amount shall be so paid if there shall then have been asserted or filed any mechanic's lien against said premises or if the tenant shall then be insolvent. On written demand of the tenant, served on the lessor, that the tenant desires that a trustee be designated and appointed under this paragraph of this lease, the lessor shall, within thirty days after the service of such written notice on it, serve on the tenant a written notice, designating three corporations in Cook County, Illinois, either trust companies or banks, or both, to act as trustee under the terms of this paragraph of this lease, and within thirty days after the service of such notice on him the tenant shall designate, by written notice served on the lessor, one of the three corporations so designated by the lessor to act as such trustee under this paragraph of this lease to hold the insurance policies under the provisions of this paragraph of this lease, and to collect all moneys payable on such insurance policies in case of loss, and to hold and pay out the moneys collected thereon in accordance with the terms and provisions of this paragraph of this lease. The tenant shall pay for the services and expenses of such trustee and shall reimburse the lessor for any such services or expenses which it may pay.

      The tenant further agrees that he will at all times during the term of this lease, at his own expense, carry sufficient Public Liability and Property Damage insurance to protect the lessor in accordance with the terms and conditions of this lease. All such further Public Liability and Property damage insurance shall be written and maintained in responsible companies satisfactory to the lessor in such amounts as agreed upon with the lessor from time to time.

     13. (Injury by Fire or Elements not to Terminate This Lease) In case any of the Buildings now or hereafter placed on said demised premises are injured or destroyed or rendered untenantable by fire, the elements or any other cause, such destruction or injury shall not operate to terminate this lease, but this lease shall continue in full force and effect, but the tenant must thereupon repair or rebuild at the time and in the manner as in this lease provided.





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
     14. (Interest on Overdue Payments) The tenant will pay to the lessor interest at the rate of six per cent. per annum on every payment of whatsoever kind by this lease to be made to the lessor by the tenant from the time such payment shall become due and payable until the same are paid.

     15. (Delay in Building on Account of Strikes, etc.) If the tenant shall proceed in good faith with reasonable diligence with the repair, rebuilding, erection or construction of any building or buildings upon said demised premises, under any of the provisions of this lease, and shall be delayed in the construction thereof by or on account of any strike, act of God, or public enemy, or other unavoidable contingency, whereby it shall be unable to procure the necessary building material or labor therefor, the period of such necessary delay shall not be deemed to be any part of the time limit in which the tenant is required to complete the repairing, rebuilding or erection of such building or buildings.

     16. (Conditions upon Which Buildings may be Destroyed or Removed) No buildings now on said demised premises or which shall be placed on said demised premises by the tenant shall be removed therefrom, injured or destroyed without the consent in writing of the lessor, except that the tenant may injure, remove or destroy any building or buildings now on said demised premises or which shall be placed by it on said premises for the purpose of forthwith replacing as herein provided the same with a new building or buildings at a cost as herein provided and equal or greater than the replacement cost of such building or buildings to be removed or destroyed, or repairing, altering or bettering such building, and only upon first giving to the lessor, before commencing such injury, destruction or removal, bond as provided in paragraph 9 of this lease. All buildings and improvements made on said leased premises shall be and remain the property of the lessor and a part of said leased premises: Provided, that all buildings so erected shall be in accordance with the conditions of paragraph 6 of this lease and all other terms in this lease applicable thereto.

     17. (Lessor May Pay Lien, etc.) In case the tenant shall fail or neglect to pay any judgment against the tenant on the demised premises, which shall become and be a lien upon or against said premises, or on the interest of the tenant or lessor therein, or any lien thereon for labor performed or materials furnished, or for any repairs or improvements thereon made or suffered by the tenant or any one holding under him, or in case the tenant shall fail to pay any taxes, assessments, or other charges on said premises, which the tenant is obligated to pay by the terms hereof, or fail to effect any insurance as herein provided, or to deliver any of said insurance policies as hereinbefore provided, or to make repairs as herein provided, then in addition to all other remedies by this lease or by law provided, the lessor may at its election pay any such judgment, taxes, assessments or other charges, effect such insurance and make such repairs, and the amount or amounts so paid or expended therefor shall thereupon become due and payable immediately from the tenant to the lessor, with interest at the rate of six per cent. per annum from the time such payment or payments or expenditures were made by the lessor. No payment or expenditures made by the lessor under this paragraph shall be a waiver of any breach by the tenant of any covenants or agreements contained in this lease.



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

     18. (Tenant May Contest the Validity of Tax Liens) It is agreed that the tenant, upon giving written notice thereof to the lessor, shall not be required to pay, discharge or remove any tax, assessment, tax title, or any judgment or lien against the demised premises, or against the tenant's interest therein or any part thereof, so long as the tenant shall in good faith and with diligence at his own expense, contest the same or the validity thereof by appropriate legal proceedings, and that the pending of such legal proceedings the lessor shall not have the right to pay, remove or discharge the taxes, assessments, tax lien, tax title, mechanic's lien or judgment thereby contested unless necessary to protect the title to said premises, and that such delay of the tenant in payment of same until final determination of such disputed matter shall not be deemed a default in the conditions of this lease: Provided that, on demand of the lessor, the tenant shall furnish indemnity satisfactory to the lessor's beneficiaries against any loss or damage on account thereof.

     19. (Persons and Property on Premises at Rist of Tenant) All property of every kind which may be on said demised premises during the term hereof shall be at the sole risk of the tenant or those claiming under it, and the lessor or lessor's beneficiaries shall not be liable to the tenant, or any other person whatsoever, for any injury, loss or damage to any person or property in or upon said demised premises, or upon the sidewalks and alley ways contiguous thereto. The tenant hereby covenants and agrees to assume all liability for or on account of any injury, loss or damage above described, and to save the lessor or lessor's beneficiaries, harmless, therefrom.

     20. (Lessor May Enter and View Premises) The lessor may once every six months during the term hereby created, and oftener if it shall deem it necessary, by itself or duly authorized agents, enter upon and view at any reasonable hour the said demised premises, and each part thereof, and examine and ascertain the condition of all buildings, structures and improvements thereon.

     21. (Lessor May Terminate Lease in Case of Default) If the tenant shall make default in the payment of the whole or any part of any rent, taxes, charges, or assessments, or any part or installment thereof in this lease provided to be paid by him, when the same shall fall due under the provisions hereof, and such default shall continue for the space of thirty days after such rents, taxes, charges or assessments, or any part thereof, shall become payable under the terms of this lease, or if the tenant shall make default in the performance of any covenant or agreement on the part of the tenant to be performed other than those relating to the payment of the rents, taxes and assessments, the lessor, in addition to all other remedies provided by this lease, or now or hereafter provided by law, may at its option give the tenant notice in writing that it declares this lease, and rights thereunder granted to the tenant, terminated unless the tenant shall within the time in the next succeeding paragraph specified, make the payment or payments or perform the covenant or agreement in respect of which the tenant shall then be in default. Said notice shall be subscribed by the lessor, or its agent, and shall specify the sum or sums of money on account of the nonpayment of which declaration or termination shall be made, or the covenant or agreement on account of the non-performance of which such declaration or termination shall be made, and shall also specify the time after the service of such notice when such termination shall occur, which notice shall be as in the next succeeding paragraph hereof provided; and at the



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

expiration of said time after the service of said notice this lease and all rights of the tenant hereunder shall be terminated and ended, and all buildings, structures and improvements on said demised premises shall remain attached to the freehold and be a part of and become the property of the lessor, and the lessor shall have the right of immediate re-entry upon the demised premises, and all thereof, and the right to repossess the said premises and to have and to enjoy the same, together with all the buildings, structures and improvements thereon as fully as if this lease had never been made, unless within the said specified time after the service of said notice the tenant shall (a) pay the sum or sums for the nonpayment of which such termination shall have been declared, with interest at the rate of six per cent. per annum as herein provided; (b) perform each and every covenant or agreement for the non-performance of which such termination shall have been declared; (c) pay the sum or sums not specified in said notice becoming due and payable by the tenant to the lessor under the provisions of this lease after the service of said notice and before the expiration of the time specified in said notice; and (d) pay any and all reasonable expense, including counsel and attorney's fees of not less thant twenty-five Dollars that the lessor shall have incurred in and about the preparation and service of such notice.

     22. (Time of Notice Period) If the said default shall consist in the failure to make payments of rent, the time specified in said notice shall be five (5) days. If the said default shall consist in the failure to procure and deliver any policy or policies of insurance, as provided in this lease or if the said default shall consist in the failure to furnish a bond or bonds as herein provided, the time specified in said notice shall be twenty (20) days. If such default shall consist in the failure to make payments of money, or any part of the money, or any installment thereof, herein provided to be paid by the tenant for taxes, assessments or otherwise by the terms of this lease, the time specified in such notice shall be thirty (30) days. If the default shall consist in the failure to build or rebuild, and complete any building or buildings required to be built, constructed or rebuilt by the tenant under the terms of this lease, the time specified in such notice shall be six (6) months. If such default shall consist in the failure to perform any covenant or agreements to be performed by the tenant other than those hereinbefore specially mentioned, the time specified in such notice shall be sixty (60) days. The lessor may give a separate notice for each default in respect to which it is entitled to give a notice under the provisions of this lease or it may join in such notice several such defaults and in the last-mentioned case it shall specify in said notice the proper time, as provided in this paragraph in respect of each default named in said notice and the lessor, after serving the notice in respect to one or more such defaults, may serve another notice or notices in respect to other defaults, without waiving or withdrawing any of said notices or in any manner affecting the force or validity of any of said notices.

     23. (Tenant to Surrender Premises on Termination of Lease) At the termination of the term hereby demised, either by forfeiture, default or lapse of time, the tenant shall surrender the demised premises to the lessor in as good condition and repair as they are required to be kept in by the tenant by the provisions of this lease, except as herein otherwise expressly provided.
In the event that during the last three (3) years of the term of this lease, the buildings then upon said lands may be destroyed or so damaged by fire or lightning as to render the same wholly untenantable, if the tenant shall have maintained and there shall be paid to the lessor or trustee the insurance required to be maintained by the terms of this lease, then the tenant may, at his option, upon giving notice to the lessor of his intention within ten (10) days after any such damage or destruction occurs, terminate this lease and all liability hereunder, and surrender possession of said demised premises to the lessor and the lessor shall thereupon keep and maintain, for its own use the insurance moneys collected on account of such damage or destruction. That is, the lessor shall thereupon keep and maintain, for its own use the insurance moneys collected on account of such damage or destruction and the tenant hereby covenants to release and pay over all claims in said insurance moneys so collected on account to the lessor.

     24. (Lessor may Re-enter) Upon such determination of this lease, whether by lapse of time or otherwise, the lessor may forthwith, without demand upon the tenant and without process of law, re-enter said demised premises and remove all persons and effects therefrom using such force as may be necessary and resume and retake possession thereof, and the tenant hereby expressly waives all rights of restoration of the demised premises after re-entry or after a judgment of possession thereof given by law.

     25. (How Lease to be Changed) It is further covenanted and agreed that none of the covenants, terms or conditions of this lease shall in any manner be altered, waived, changed or abendoned except by written instrument, signed, sealed, acknowledged and delivered by the parties hereto, and not otherwise, and no act or acts, omission or omissions or series of acts or omissions, or waiver, acquiescence or forgiveness by the lessor as to any default in or failure of performance either in whole or in part by the tenant as to any of the covenants, terms or conditions of this lease, shall be deemed or construed to be a waiver by the lessor of the right at all times in the future to insist upon the full and complete performance by the tenant of each and all the foregoing covenants, terms and conditions thereafter to be performed according to the provisions of this lease in the same manner and to the same extent as the same are herein covenanted to be performed by the tenant.

     26. (Service of Notices under this Lease) Whenever any notice is given under the provisions of this lease by the tenant to the lessor, such notice shall be delivered personally to the lessor if it can be found in Cook County, Illinois; if lessor cannot be found therein then by mailing the same, postage prepaid, to such lessor, to the person to whom the last payment of rent has been made, at the last designated address by such lessor for the payment of rent. Whenever any notice is given under the provisions of this lease by the lessor to the tenant, such notice shall be delivered personally to the tenant if he can be found within said Cook County, Illinois, or if he cannot be found therein then by mailing the same, postage prepaid, to such tenant at the last place of residence of the tenant whereof the lessor has notice or knowledge, and if the lessor has no notice or knowledge of such place of residence, then by mailing such notice, postage prepaid, addressed to such tenant at the address of the demised premises, and delivering a copy thereof to a person of suitable age and discretion then in the actual occupancy of some part of the buildings situated on the demised premises, if any such person shall be in such occupancy. Whenever, in respect to any notice under this lease, it shall be necessary or proper to prove that the lessor or tanant cannot be found in said county of Cook, Illinois, then if the notice is placed in the hands of the sheriff of said county for service, such proof may be made by the certificate of said sheriff that he had made diligent search for the lessor or tenant, as the case may be, and that the party for whom such search has been made cannot be found in said county. Such certificate shall be prima facie evidence of the matters therein stated. The lessor or tenant may from time to time by written notice to the other designate an agent residing in the county of Cook, Illinois, upon whom the notices provided for in this lease may be served, and thereupon and until such designation is revoked by notice in writing, all notices given under the provisions of this lease shall be served upon the agent so designated and such service shall have the same force and effect in all respects as if the notice were given to the principal designating such agent. If service of any notice is made by mailing, the time specified in such notice shall begin to run from the date when the said notice is mailed. Service on the president or other head officer, or on the secretary, cashier, treasurer, or managing agent of the tenant, or of any corporation that may become the assignee of the rights under this lease of either the lessor or tenant, shall be personal services under the provisions of this lease.

     27. (Assignment of Rents) In the event of the default by the tenant under any terms and conditions of this lease in the payment of the whole or any part of any rent, taxes, charges, or assessments, or any part or installment thereof in this lease provided to be paid by him, when the same shall fall due under the provisions hereof, and such default shall continue for the space of thirty
(30) days, after the same shall become due and payable under the terms of this lease, the tenant hereby sells, assigns, transfers and sets over unto the lessor, all rents, issues and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any letting of of any agreement for the use and occupancy of all or any part of the demised premises; it being the intention to hereby establish an absolute transfer and assignment of all such leases and agreements and all avails thereunder; Provided that no payment or receipt of rents by the lessor under this paragraph shall be construed as to be a waiver of any breach by the tenant of any covenants or agreements contained in this lease.

     28. (Confession of Judgment) The tenant does hereby irrevocably constitute any attorney of any Court of Record in any State of the United States of America, attorney for him and in his name, from time to time, to waive the issuance of process and service thereof, to waive trial by jury, to confess judgment in favor of the lessor, its heirs, executors, adminstrators or assigns, and against the tenant, for the amount of rent or sums as aforesaid, which may be in default by virtue of the terms hereof, together with the costs of such proceedings, and a reasonable sum, for plaintiff's aggorney's fees in or about the entry of said judgment, and for said purposes to file in said cause his cognovit thereof, and to make an agreement in said cognovit, or elsewhere, waiving and releasing all errors which may intervene in any such proceeding, and waiving and releasing all right of appeal and right to writ of error, and consenting to an immediate execution upon such judgment. If there be more than one tenant this warrant of attorney is given jointly and severally and shall authorize the entry of appearance of, waiver of issuance of process and trial by jury by and confession of judgment against any one or more of such tenants, and shall authorize the performance of every other act in the name of and on behalf of any one or more of such tenants, and the tenant hereby confirms all that said attorney may lawfully do by virtue hereof.

     29. (Tenant Given First Right to Purchase) It is further agreed that if, during the terms of this lease, the lessor, his heirs or assigns, should desire to sell said demised premises, then the tenant, his executors, administrators, or assigns, shall have the privilege of purchasing the same for the same price for which the lessor would be willing to sell to any other person; but if the tenant, his executors, administrators, or assigns, shall not exercise said option of purchase within twenty (20) days after notice in writing from the lessor, its heirs or assigns, of such desire to sell, then this lease shall remain in full force and effect and any sale of the demised premises shall be subject to the terms and conditions of this lease.

     30. (Time of the Essence) Whenever any payment is to be made under this lease at or within a time state, and whenever any act is to be done under this lease by either party at or within a stated time, time is of the essence.

     31. (Covenants to Run with the Land) All the covenants, provisions, terms, agreements, and conditions of this lease shall be construed as covenants running with the land, and shall inure to the benefit of and be binding upon the heirs, executors, administrators, representatives, successors, and assigns of the respective parties hereto as fully as upon the said parties.

     32. (Exculpatory Clause) This lease is executed by THE COSMOPOLITAN NATIONAL BANK OF CHICAGO, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon it and vested in it as such Trustee and under the express direction of the beneficiaries under a certain Trust Agreement dated April 21, 1958, and known as Trust number 7527 at THE COSMOPOLITAN NATIONAL BANK OF CHICAGO, for all provisions understood and agreed that is expressly made subject. It is expressly understood and agreed that nothing hereon shall be construed as creating any liability whatsoever against said Trustee personally, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained or to keep, preserve or sequester any property of said Trust, and that all personal liability of Trustee of every sort, if any, is hereby expressly waived by said Tenant and by every person now or hereafter claiming any right or security hereunder; and that so far as the said Trustee is concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the premises hereby leased for the payment thereof. It is further understood and agreed that the said Trustee merely holds naked legal title to the property herein described and has no control over or under this Lease, and under this Lease assumes no responsibility for (1) the construction of the Trust premises, (2) the management or control of such property, (3) the upkeep, inspection, maintenance or repair of such property, (4) the collection of rents or deposits, security or otherwise, or the rental of such property or
(5) the conduct of any business which is carried on upon such premises. All representations and undertakings of the Lessor herein are those of its beneficiaries only, including those as to title.

     IN WITNESS WHEREOF the parties hereof have hereunto set their hands and seals the day and year first above written.

                                   THE COSMOPOLITAN NATIONAL BANK OF
                                   CHICAGO, Trustee under Trust number
                                   7527 and not personally


                                   By     /s/
                                      ---------------------------------------
                                       Asst. Vice President and Trust Officer

ATTEST:



/s/ Corinne Bek
---------------------------
Assistant Trust Officer                                   Lessor


                                       /s/ Angelo Esposito
                                       --------------------------- (SEAL)
                                       ANGELO ESPOSITO, Tenant


In the Presence of:


/s/ Anthony Caliendo
---------------------------

/s/ Norman J. Barry
---------------------------

                            ASSIGNMENT BY LESSEE


     For and in consideration of ONE AND NO/100 DOLLAR ($1.00), and other good and valuable consideration, the undersigned being the assignee of the original Lessee described in a certain lease dated the 24th day of December, 1958, by and between the COSMOPOLITAN NATIONAL BANK OF CHICAGO, as Trustee under a Trust Agreement dated the 21st day of April, 1958 and known as Trust No. 7527 and ANGELO ESPOSITO as original lessee, DOES HEREBY ASSIGN all of her right, title, interest in and to the said lease to the MIDWEST BANK AND TRUST COMPANY, an Illinois corporation, its successors and assigns and in consideration of the consent of this Assignment by Lessor DOES HEREBY GUARANTEE the performance by Assignee, its successors and assigns of all covenants and agreements and conditions contained in said lease on the part of Lessee or Assignee to be performed. In the event, however, of the failure of Assignee to perform any of the promises, covenants and agreements contained in said lease, this Assignment shall not be taken to modify or limit in any manner the obligation of this Assignor created by said lease or assignment but Lessor, or its successors or assigns, may have such remedies against this Assignor, including the confession of judgment for monies due by this lease provided in the same manner as if this assignment had not been made. The Assignee of Lessee being the Assignor herein for consideration aforesaid, hereby waives all right to any and all notices from Lessor, its successors and assigns of covenants broken by the MIDWEST BANK AND TRUST COMPANY, an Illinois corporation, or of rents and monies due from Assignee, its successors or assigns or of any assignment made by it or its successors and the assigns.

     WITNESS the hand and seal of the undersigned Assignor this 6th day of December, A.D., 1969.

                                           /s/ (Mrs.)  Alice B. Rix
                                           -------------------------(SEAL)
                                               Assignor

                            ACCEPTANCE OF ASSIGNMENT


     In consideration of the above assignment and the written consent of Lessor thereto, the undersigned hereby agrees to make rental payments as set forth in said lease and, in so agreeing, shall be personally liable therefor, and shall perform and keep all promises, covenants, conditions and agreements of the said lease by Lessee to be made, kept and performed and it is agreed by and between Lessor and this Assignee, the undersigned hereto, that the said lease is hereby incorporated by reference thereto in this Acceptance and all of the terms thereof shall be read and understood herein in the same manner as they are expressed in said lease.
     WITNESS the hand and seal of the undersigned Assignee this 19th day of December, A.D., 1969.


                                          MIDWEST BANK AND TRUST COMPANY,
                                          an Illinois corporation,



                                          By:  /s/ Robert L. Woods  (SEAL)
                                              -------------------------------
                                                         President
ATTEST:


/s/ William T. Grace
-------------------------------
     Sec'y

                             CONSENT TO ASSIGNMENT


     The undersigned Lessor hereby consents to the assignment of the within lease by Assignee of Lessee therein described in consideration of the promises, covenants and agreements therein expressed and in consideration likewise of the covenants, promises and agreements of this Assignee above set forth.
     WITNESS the hand and seal of Lessor this    16    of Jan     A.D.,
                                             ----------  --------
1970.
                                           WESTERN NATIONAL BANK OF CICERO As
                                           Trustee under Trust No. 3062, and
                                           not personally,


                                           By:  /s/ John F. Cilik
                                               -------------------------------
                                                Vice President


ATTEST:


/s/ Charles Mallen
---------------------------------------
Trust Officer



STATE OF ILLINOIS          )
                           ) SS
COUNTY OF C O O K          )



     I,    Lillian R. Vitous   , a Notary Public in and for said County, in the
        -----------------------
State aforesaid, DO HEREBY CERTIFY that   JOHN F. CILIK, Vice President of
                                       --------------------------------------
the WESTERN NATIONAL BANK OF CICERO, a national banking association, and
CHARLES MALLEN       ,     Trust Officer   , of said national banking
--------------------  --------------------
association, personally known to me to be the same persons whose names are
subscribed to the foregoing instrument as such     Vice President     and
                                               ----------------------
Trust Officer, respectively, appeared before me this day in person and
-------------
acknowledged that they signed and delivered the said instrument as their own free and voluntary acts, and as the free and voluntary act of said national banking association, as Trustee, for the uses and purposes therein set forth;
and the said      Trust Officer     did also then and there acknowledge that
             ---------------------
he, as custodian of the corporation seal of said national banking association, did affix the said corporate seal of said national banking association to said
instrument as    his    own free and voluntary act, and as the free and
              --------
voluntary act of said national banking association, as Trustee, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this    16th     day of      January
, A.D., 1970.                                   -----------         ------------


                             /s/ Lillian R. Vitous
                             -------------------------------
                             Notary Public





                                      2